Exhibit 99.1
Clean Energy Fuels Corp. and Subsidiaries
Summary of Unaudited Pro Forma Financial Information

The following unaudited pro forma financial information should be read together with the consolidated balance sheet of Clean Energy Fuels Corp. (the “Registrant”) and its majority and wholly owned subsidiaries (the Registrant and such subsidiaries referred to collectively as the “Company”) as of September 30, 2017, the consolidated statement of operations, comprehensive loss, and cash flows of the Company for the nine months ended September 30, 2017, the consolidated statement of operations, comprehensive loss, stockholders’ equity, and cash flows of the Company for the year ended December 31, 2016, and the notes thereto. The consolidated financial statements of the Company as of and for the nine months ended September 30, 2017 are included in the Quarterly Report on Form 10-Q filed by the Registrant with the Securities and Exchange Commission (“SEC”) on November 2, 2017. The consolidated financial statements of the Company as of and for the year ended December 31, 2016 are included in the Annual Report on Form 10-K filed by the Registrant with the Securities and Exchange Commission (“SEC”) on March 7, 2017.

On December 29, 2017, the Registrant and Landi Renzo S.p.A. (“LR”) completed the combination of their respective natural gas fueling compressor subsidiaries, IMW Industries Ltd. (formerly known as Clean Energy Compression Corp.) and SAFE S.p.A, in a new company known as “SAFE&CEC S.r.l.” (such transaction, the “Combination”). The new company is focused on manufacturing, selling and servicing natural gas fueling compressors and related equipment for the global natural gas fueling market. The Registrant owns 49% of SAFE&CEC S.r.l. and LR owns 51% of SAFE&CEC S.r.l. The Combination was completed pursuant to the terms of an Investment Agreement (“IA”) between the Registrant and LR, which was entered into on November 26, 2017 and filed as Exhibit 2.12 to the Registration’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 27, 2017.

The following unaudited pro forma consolidated balance sheet as of September 30, 2017 has been prepared to give effect to the Combination as if it had occurred on September 30, 2017, and the following unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2017 and year ended December 31, 2016 has been prepared to give effect to the Combination as if it had occurred on January 1, 2016.

This unaudited pro forma financial information has been prepared for informational purposes only and is not necessarily indicative of future results or of actual results that would have been achieved if the Combination had been consummated as of the dates indicated.

Clean Energy Fuels Corp. and Subsidiaries

Unaudited Pro Forma Consolidated Balance Sheet

September 30, 2017

 (In thousands, except share data)

	As Reported (a)	Pro Forma Adjustments		Pro Forma
Assets
Current assets:
Cash and cash equivalents	$45,312	$(3,500)	(b)	$41,812
Restricted cash	1,463			1,463
Short-term investments	151,521			151,521
Accounts receivable, net of allowance for doubtful accounts of $2,336 as of September 30, 2017	61,001	(4,261)	(b)	56,740
Other receivables	16,253	(1,757)	(b)	14,496
Inventory	44,624	(8,168)	(b)	36,456
Prepaid expenses and other current assets	10,838	(1,364)	(b)	9,474
Total current assets	331,012	(19,050)		311,962
Land, property and equipment, net	363,773	(376)	(b)	363,397
Notes receivable and other long-term assets, net	25,619	(337)	(b)	25,282
Investments in other entities	2,542	29,200	(c)	31,742
Goodwill	68,082	(4,399)	(d)	63,683
Intangible assets, net	7,491	(3,469)	(b)	4,022
Total assets	$798,519	$1,569		$800,088
Liabilities and Stockholders’ Equity
Current liabilities:
Current portion of debt and capital lease obligations	$29,247	$(191)	(b)	$29,056
Accounts payable	16,215	(1,225)	(b)	14,990
Accrued liabilities	41,990	(3,556)	(b)	38,434
Deferred revenue	6,487	310	(b)	6,797
Total current liabilities	93,939	(4,662)		89,277
Long-term portion of debt and capital lease obligations	185,597	(43)	(b)	185,554
Long-term debt, related party	40,000	—		40,000
Other long-term liabilities	13,416	(2,564)	(b)	10,852
Total liabilities	332,952	(7,269)		325,683
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.0001 par value. Authorized 1,000,000 shares; issued and outstanding no shares	—	—		—
Common stock, $0.0001 par value. Authorized 224,000,000 shares; issued and outstanding 151,009,700 shares as of September 30, 2017	15	—		15
Additional paid-in capital	1,110,158	—		1,110,158
Accumulated deficit	(655,223)	(2,509)	(e)	(657,732)
Accumulated other comprehensive loss	(12,392)	11,347	(f)	(1,045)
Total Clean Energy Fuels Corp. stockholders’ equity	442,558	8,838		451,396
Noncontrolling interest in subsidiary	23,009	—		23,009
Total stockholders’ equity	465,567	8,838		474,405
Total liabilities and stockholders’ equity	$798,519	$1,569		$800,088

Clean Energy Fuels Corp. and Subsidiaries

Unaudited Pro Forma Consolidated Statement of Operations

Nine Months Ended September 30, 2017

(In thousands, except share and per share data)

	As Reported (a)	Pro Forma Adjustments		Pro Forma

Revenue:
Product revenue	$211,747	$(16,512)	(g)	$195,235
Service revenue	40,552	—		40,552
Total revenue	252,299	(16,512)		235,787
Operating expenses:
Cost of sales (exclusive of depreciation and amortization shown separately below):
Product cost of sales	158,306	(16,149)	(g)	142,157
Service cost of sales	20,066	—		20,066
Inventory valuation provision	13,158	(5,354)	(g)	7,804
Selling, general and administrative	71,875	(5,210)	(g)	66,665
Depreciation and amortization	43,757	(3,777)	(g)	39,980
Asset impairments and other charges	60,666	(32,274)	(g)	28,392
Total operating expenses	367,828	(62,764)		305,064
Operating income (loss)	(115,529)	46,252		(69,277)
Interest expense	(13,466)	17	(g)	(13,449)
Interest income	1,156	(1)	(g)	1,155
Other income (expense), net	(28)	(16)	(g)	(44)
Loss from equity method investments	(100)	—		(100)
Gain (loss) from extinguishment of debt	3,195	—		3,195
Gain from sale of certain assets of subsidiary	69,886	—		69,886
Income (loss) before income taxes	(54,886)	46,252		(8,634)
Income tax benefit (expense)	2,183	(1,302)	(g)	881
Net income (loss)	(52,703)	44,950		(7,753)
Loss attributable to noncontrolling interest	1,813	—		1,813
Net income (loss) attributable to Clean Energy Fuels Corp.	$(50,890)	$44,950		$(5,940)
Income (loss) per share:
Basic and diluted	$(0.34)	$0.30		$(0.04)
Weighted-average common shares outstanding:
Basic and diluted	150,128,204			150,128,204

Clean Energy Fuels Corp. and Subsidiaries

Unaudited Pro Forma Consolidated Statement of Operations

Year Ended December 31, 2016

(In thousands, except share and per share data)

	As Reported (a)	Pro Forma Adjustments		Pro Forma

Revenue:
Product revenue	$351,038	$(25,950)	(g)	$325,088
Service revenue	51,618	—		51,618
Total revenue	402,656	(25,950)		376,706
Operating expenses:
Cost of sales (exclusive of depreciation and amortization shown separately below):
Product cost of sales	229,958	(27,361)	(g)	202,597
Service cost of sales	25,592	—		25,592
Gain from change in fair value of derivative warrants	(22)	—		(22)
Selling, general and administrative	105,503	(9,810)	(g)	95,693
Depreciation and amortization	59,262	(4,859)	(g)	54,403
Total operating expenses	420,293	(42,030)		378,263
Operating income (loss)	(17,637)	16,080		(1,557)
Interest expense	(29,595)	47	(g)	(29,548)
Interest income	827	—		827
Other income (expense), net	(306)	(225)	(g)	(531)
Loss from equity method investments	(22)	—		(22)
Gain from extinguishment of debt, net	34,348	—		34,348
Income (loss) before income taxes	(12,385)	15,902		3,517
Income tax benefit (expense)	(1,339)	624	(g)	(715)
Net income (loss)	(13,724)	16,526		2,802
Loss attributable to noncontrolling interest	1,571	—		1,571
Net income (loss) attributable to Clean Energy Fuels Corp.	$(12,153)	$16,526		$4,373
Income (loss) per share:
Basic	$(0.10)	$0.15		$0.05
Diluted	$(0.10)	$0.14		$0.04
Weighted-average common shares outstanding:
Basic	119,395,423			119,395,423
Diluted	119,395,423			121,467,757
___________________
The unaudited pro forma financial information includes the following adjustments (amounts in thousands):
(a) As reported in the Quarterly Report Form 10-Q filed by the Registrant with the SEC on November 2, 2017 and Annual Report on Form 10-K filed by the Registrant with the SEC on March 7, 2017.
(b) Represents the assets and liabilities of IMW Industries Ltd. being contributed to SAFE&CEC S.r.l.
(c) Represents the acquisition of the Registrant’s 49% equity interest in SAFE&CEC S.r.l based on the preliminary fair value of SAFE&CEC S.r.l.. The Registrant's investment in SAFE&CEC S.r.l. has not been adjusted historically for its proportionate share of SAFE&CEC S.r.l.’s earnings in the unaudited pro forma consolidated statements of operations.
(d) Represents the relative fair value of goodwill attributable to IMW Industries Ltd.

(e) Represents the estimated loss on the contribution of IMW Industries Ltd. into SAFE&CEC S.r.l. This loss is not reflected in the accompanying unaudited pro forma consolidated statement of operations because it is a nonrecurring item that is directly related to the transaction.
(f) Represents the historical foreign currency translation adjustments associated with IMW Industries Ltd.
(g) Represents the revenue, cost of sales, operating and tax expenses of IMW Industries Ltd. The Registrant's 49% interest in SAFE&CEC S.r.l. will be accounted for in the future using the equity method of accounting, with the Registrant's interest in the earnings of SAFE&CEC S.r.l. reflected in the consolidated statements of operations.